Putnam Core Equity Fund
The fund's portfolio
1/31/24 (Unaudited)

COMMON STOCKS (92.4%)(a)
	Shares	Value
Aerospace and defense (0.6%)
Northrop Grumman Corp.	31,729	$14,175,248
RTX Corp.	125,544	11,439,569

		25,614,817
Air freight and logistics (0.2%)
GXO Logistics, Inc.(NON)	120,006	6,525,926

		6,525,926
Automobiles (0.9%)
General Motors Co.	245,084	9,509,259
Tesla, Inc.(NON)	143,039	26,789,774

		36,299,033
Banks (3.7%)
Bank of America Corp.	1,626,716	55,324,611
Citigroup, Inc.	616,796	34,645,431
JPMorgan Chase & Co.	265,025	46,209,759
KeyCorp	827,066	12,017,269

		148,197,070
Beverages (1.9%)
Coca-Cola Co. (The)	879,153	52,300,812
Duckhorn Portfolio, Inc. (The)(NON)	150,872	1,302,025
Molson Coors Beverage Co. Class B	333,109	20,582,805

		74,185,642
Biotechnology (2.3%)
AbbVie, Inc.	185,744	30,536,314
Amgen, Inc.	105,910	33,283,277
Regeneron Pharmaceuticals, Inc.(NON)	29,519	27,829,923

		91,649,514
Broadline retail (3.1%)
Amazon.com, Inc.(NON)	792,945	123,065,064

		123,065,064
Capital markets (4.7%)
Ameriprise Financial, Inc.	128,886	49,856,977
Bank of New York Mellon Corp. (The)	579,906	32,161,587
Goldman Sachs Group, Inc. (The)	111,820	42,939,998
LPL Financial Holdings, Inc.	24,941	5,965,638
Morgan Stanley	47,381	4,133,518
Raymond James Financial, Inc.	398,731	43,932,182
TPG, Inc.	185,448	7,720,200

		186,710,100
Chemicals (0.6%)
DuPont de Nemours, Inc.	101,881	6,296,246
Eastman Chemical Co.	230,736	19,277,993

		25,574,239
Commercial services and supplies (0.4%)
Cintas Corp.	24,656	14,906,278

		14,906,278
Communications equipment (1.0%)
Cisco Systems, Inc.	763,376	38,306,208

		38,306,208
Consumer staples distribution and retail (2.5%)
Casey's General Stores, Inc.	19,244	5,222,052
Kroger Co. (The)	397,899	18,359,060
Target Corp.	193,057	26,850,368
Walmart, Inc.	287,741	47,549,200

		97,980,680
Containers and packaging (0.3%)
Berry Global Group, Inc.	174,710	11,436,517

		11,436,517
Distributors (0.3%)
LKQ Corp.	275,732	12,868,412

		12,868,412
Diversified consumer services (0.1%)
Graham Holdings Co. Class B	5,765	4,153,106

		4,153,106
Diversified REITs (0.3%)
Armada Hoffler Properties, Inc.(R)	1,179,909	14,111,712

		14,111,712
Diversified telecommunication services (0.8%)
AT&T, Inc.	811,061	14,347,669
Liberty Global, Ltd. Class A (United Kingdom)(NON)	823,766	16,228,190

		30,575,859
Electric utilities (3.3%)
Constellation Energy Corp.	262,028	31,967,416
NRG Energy, Inc.	632,530	33,549,391
PG&E Corp.	2,752,846	46,440,512
Xcel Energy, Inc.	343,225	20,548,881

		132,506,200
Entertainment (1.1%)
Electronic Arts, Inc.	38,392	5,281,971
Universal Music Group NV (Netherlands)	537,971	15,838,492
Walt Disney Co. (The)	196,953	18,917,336
Warner Bros Discovery, Inc.(NON)	377,628	3,783,833

		43,821,632
Financial services (5.1%)
Apollo Global Management, Inc.	461,978	46,382,591
Berkshire Hathaway, Inc. Class B(NON)	204,608	78,516,274
Mastercard, Inc. Class A	177,932	79,932,392

		204,831,257
Food products (0.1%)
Hershey Co. (The)	17,855	3,455,657

		3,455,657
Ground transportation (1.3%)
Hertz Global Holdings, Inc.(NON)(S)	317,927	2,654,690
Union Pacific Corp.	196,758	47,995,179

		50,649,869
Health care equipment and supplies (0.3%)
Medtronic PLC	120,106	10,514,079
Nyxoah SA (Belgium)(NON)	183,630	1,986,877

		12,500,956
Health care providers and services (4.9%)
CVS Health Corp.	237,563	17,667,560
Elevance Health, Inc.	46,644	23,016,015
HCA Healthcare, Inc.	56,497	17,225,935
McKesson Corp.	111,651	55,813,218
Tenet Healthcare Corp.(NON)	199,308	16,490,744
UnitedHealth Group, Inc.	128,423	65,719,186

		195,932,658
Hotels, restaurants, and leisure (1.7%)
Brinker International, Inc.(NON)	171,011	7,317,561
Chuy's Holdings, Inc.(NON)	287,143	9,708,305
First Watch Restaurant Group, Inc.(NON)(S)	297,348	6,381,088
Hilton Worldwide Holdings, Inc.	112,487	21,480,518
McDonald's Corp.	69,224	20,263,249
Vail Resorts, Inc.	16,151	3,585,522

		68,736,243
Household durables (1.1%)
PulteGroup, Inc.	421,018	44,021,642
Smith Douglas Homes Corp.(NON)	65,927	1,696,302

		45,717,944
Household products (0.8%)
Procter & Gamble Co. (The)	214,088	33,641,788

		33,641,788
Industrial conglomerates (0.7%)
Honeywell International, Inc.	131,915	26,681,128

		26,681,128
Insurance (1.1%)
Arch Capital Group, Ltd.(NON)	326,093	26,879,846
Assured Guaranty, Ltd.	215,871	17,513,614

		44,393,460
Interactive media and services (6.2%)
Alphabet, Inc. Class C(NON)	1,003,081	142,236,886
Meta Platforms, Inc. Class A(NON)	253,385	98,855,624
Pinterest, Inc. Class A(NON)	139,000	5,208,330

		246,300,840
IT Services (1.2%)
Gartner, Inc.(NON)	68,709	31,430,245
GoDaddy, Inc. Class A(NON)	144,297	15,390,718

		46,820,963
Life sciences tools and services (0.1%)
Bio-Rad Laboratories, Inc. Class A(NON)	13,457	4,318,217

		4,318,217
Machinery (1.8%)
Deere & Co.	39,392	15,503,903
Otis Worldwide Corp.	613,322	54,242,198
Snap-On, Inc.	13,896	4,028,867

		73,774,968
Media (0.5%)
Charter Communications, Inc. Class A(NON)	32,808	12,162,254
New York Times Co. (The) Class A	150,252	7,296,237

		19,458,491
Metals and mining (1.4%)
Freeport-McMoRan, Inc.	607,252	24,101,832
Nucor Corp.	169,299	31,647,062

		55,748,894
Mortgage real estate investment trusts (REITs) (0.2%)
Starwood Property Trust, Inc.(R)(S)	432,658	8,795,937

		8,795,937
Office REITs (0.1%)
Highwoods Properties, Inc.(R)(S)	214,491	4,926,858

		4,926,858
Oil, gas, and consumable fuels (2.3%)
Antero Resources Corp.(NON)	353,713	7,901,948
ConocoPhillips	373,989	41,838,149
Exxon Mobil Corp.	387,435	39,832,192
Mach Natural Resources LP(NON)	107,256	1,918,810

		91,491,099
Passenger airlines (0.7%)
Southwest Airlines Co.	953,737	28,507,199

		28,507,199
Personal care products (0.4%)
Kenvue, Inc.	778,942	16,170,836

		16,170,836
Pharmaceuticals (4.2%)
AstraZeneca PLC ADR (United Kingdom)	120,832	8,052,244
Eli Lilly and Co.	113,038	72,978,463
Johnson & Johnson	231,657	36,810,297
Merck & Co., Inc.	284,504	34,362,393
Pfizer, Inc.	147,722	4,000,312
Royalty Pharma PLC Class A	372,087	10,563,550

		166,767,259
Real estate management and development (1.2%)
CBRE Group, Inc. Class A(NON)	484,629	41,828,329
CoStar Group, Inc.(NON)	80,340	6,706,783

		48,535,112
Semiconductors and semiconductor equipment (6.4%)
Broadcom, Inc.	34,968	41,262,240
Intel Corp.	288,153	12,413,631
Lam Research Corp.	68,179	56,259,265
NVIDIA Corp.	202,390	124,524,495
Qualcomm, Inc.	157,895	23,448,986

		257,908,617
Software (11.4%)
Adobe, Inc.(NON)	53,321	32,940,647
Fair Isaac Corp.(NON)	9,090	10,897,365
Microsoft Corp.	794,516	315,883,671
NCR Voyix Corp.(NON)	196,553	2,889,329
Oracle Corp.	567,954	63,440,462
Salesforce, Inc.(NON)	103,384	29,060,209

		455,111,683
Specialized REITs (0.8%)
Gaming and Leisure Properties, Inc.(R)	748,059	34,148,893

		34,148,893
Specialty retail (1.6%)
Best Buy Co., Inc.(S)	264,499	19,173,533
Leslie's, Inc.(NON)	347,775	2,333,570
Lowe's Cos., Inc.	199,835	42,532,881

		64,039,984
Technology hardware, storage, and peripherals (6.0%)
Apple, Inc.	1,305,773	240,784,541

		240,784,541
Trading companies and distributors (0.7%)
United Rentals, Inc.	41,666	26,057,916

		26,057,916

Total common stocks (cost $2,005,706,793)		$3,694,697,276

INVESTMENT COMPANIES (1.5%)(a)
	Shares	Value
iShares Expanded Tech-Software Sector ETF(S)	141,043	$59,291,656

Total investment companies (cost $39,122,756)		$59,291,656

PURCHASED OPTIONS OUTSTANDING (—%)(a)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
Bank of America N.A.
GoDaddy, Inc. Class A (Put)	Mar-24/$87.50	$7,692,853	$72,125	$34,447
JPMorgan Chase Bank N.A.
Lam Research Corp. (Put)	Feb-24/805.00	14,044,393	17,020	41,518

Total purchased options outstanding (cost $439,101)				$75,965

SHORT-TERM INVESTMENTS (7.5%)(a)
		Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 5.52%(AFF)	Shares	42,218,770	$42,218,770
Putnam Short Term Investment Fund Class P 5.47%(AFF)	Shares	160,164,827	160,164,827
Interest in $379,910,000 joint tri-party repurchase agreement dated 1/31/2024 with BofA Securities, Inc. due 2/1/2024 - maturity value of $60,414,927 for an effective yield of 5.320% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 1.500% to 7.500% and due dates ranging from 12/15/2027 to 5/20/2063, valued at $387,508,200)		$60,406,000	60,406,000
Putnam Government Money Market Fund Class G 5.06%(AFF)		21,000,000	21,000,000
U.S. Treasury Bills 5.413%, 2/22/24(SEG)		7,600,000	7,576,675
U.S. Treasury Bills 5.385%, 3/21/24(SEG)		8,800,000	8,736,908

Total short-term investments (cost $300,103,777)			$300,103,180
TOTAL INVESTMENTS

Total investments (cost $2,345,372,427)			$4,054,168,077

FUTURES CONTRACTS OUTSTANDING at 1/31/24 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Russell 2000 Index E-Mini (Long)	1,134	$110,414,291	$110,899,530	Mar-24	$(2,412,639)
S&P 500 Index E-Mini (Long)	248	60,086,060	60,394,200	Mar-24	891,810

Unrealized appreciation					891,810

Unrealized (depreciation)					(2,412,639)

Total					$(1,520,829)

	Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
ETF	Exchange Traded Fund
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2023 through January 31, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $3,999,133,384.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC, Putnam Government Money Market Fund and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:
	Name of affiliate	Fair value as of 10/31/23	Purchase Cost	Sale Proceeds	Investment Income	Realized gain(loss)	Shares outstanding as of 1/31/24	Fair value as of 1/31/24
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$49,476,543	$1,020,451,217	$1,027,708,990	$2,467,753	$—	42,218,770	$42,218,770
	Putnam Government Money Market Fund Class G†	—	21,000,000	—	175,820	—	21,000,000	—
	Putnam Short Term Investment Fund Class P‡	160,596,581	178,285,936	178,717,690	9,300,557	—	160,164,827	160,164,827

	Total Short-term investments	210,073,124	1,219,737,153	1,206,426,680	11,944,130	—		202,383,597
	Common stocks**
	Consumer discretionary
	GEN Restaurant Group, Inc.***	—	2,879,052	4,414,900	—	1,535,848	—	—

	Total Common stocks	—	2,879,052	4,414,900	—	1,535,848		—

	Totals	$210,073,124	$1,222,616,205	$1,210,841,580	$11,944,130	$1,535,848		$202,383,597
	* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
	# At the close of the reporting period, the fund received cash collateral of $42,218,770. for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $40,329,232.
	† Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. There were no realized or unrealized gains or losses during the period.
	‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
	** Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
	*** Security was not in affiliation as of the beginning and end of the reporting period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $12,611,318.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	The dates shown on debt obligations are the original maturity dates.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees.The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Options contracts: The fund used options contracts for hedging against changes in values of securities it owns, owned or expects to own.
	The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
	Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
	Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
	For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
	Futures contracts: The fund used futures contracts for equitizing cash.
	Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
	For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$324,318,330	$15,838,492	$—
Consumer discretionary	354,879,786	—	—
Consumer staples	225,434,603	—	—
Energy	91,491,099	—	—
Financials	592,927,824	—	—
Health care	471,168,604	—	—
Industrials	252,718,101	—	—
Information technology	1,038,932,012	—	—
Materials	92,759,650	—	—
Real estate	101,722,575	—	—
Utilities	132,506,200	—	—

Total common stocks	3,678,858,784	15,838,492	—
Investment companies	59,291,656	—	—
Purchased options outstanding	—	75,965	—
Short-term investments	—	300,103,180	—

Totals by level	$3,738,150,440	$316,017,637	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(1,520,829)	$—	$—

Totals by level	$(1,520,829)	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)	$200,000
Futures contracts (number of contracts)	1,382
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com